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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):

                        January 9, 1998 (December 29, 1997)
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                         COMPREHENSIVE CARE CORPORATION
               (Exact name of registrant as specified in Charter)


   Delaware                      0-5751                         95-2594724
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(State or other               (Commission                     (IRS Employer
jurisdiction of               File Number)                 Identification No.)
 incorporation)

1111 Bayside Drive, Suite 100, Corona del Mar, California          92625
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       (Address of Principal Executive Offices)                 (Zip Code)


                                 (714) 222-2273
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              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS
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        On December 29, 1997, Ms. Kerri Ruppert, the former Chief Financial
Officer of the Company, commenced an action against the Company and its Chairman, Chriss W. Street, in the Superior Court of the State of California arising out of the termination of her employment on September 29, 1997. The action alleges alternate causes of action based upon her employment relationship with the Company and seeks unspecified damages for unpaid wages, unspecified actual, compensatory and punitive damages; damages for emotional distress; and costs, legal fees and penalties under applicable California law. The action is only in its formative stages, and the time within which the Company is required to answer has not expired. The Company intends to deny its liability, and to deny the principal allegations of the complaint. The Company believes that it has good and meritorious defenses to this action.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMPREHENSIVE CARE CORPORATION


                                        By:   /s/ CHRISS W. STREET
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                                           Chriss W. Street, Chairman, President
                                           and Chief Executive Officer

Dated: January 9, 1998


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